SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        December 31, 2001
                        ----------------
                         Date of Report
                (Date of Earliest Event Reported)


                         MOVE FILMS, INC
         --------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  Texas                     00-32691                   76-0676168
---------------           -----------               ------------------
(State or other           (Commission                (I.R.S. Employer
jurisdiction of           File Number)              Identification No.)
incorporation)


     9350 Civic Center Drive, Suite 110, Beverly Hills, CA 90210
     -----------------------------------------------------------
             (Address of principal executive offices)

                           310-229-5229
                  -------------------------------
                   Registrant's telephone number


                      Expresso Express, Inc
                 618 Cardiff, Irvine, CA 92606
           ---------------------------------------------
              (Former name and address of Registrant)


ITEM 7.  FINANCIAL STATEMENTS


Submitted financial statements are incorrect. We will file amended financial statements at a later date.



SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.




                                      MOVE FILMS, INC.


  May 17, 2002                       By /s/ Christopher Eberts
                                     --------------------------------
                                      Christopher Eberts, President